As filed with the Securities and Exchange Commission on February 20, 2003.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 20, 2003

TRANSMERIDIAN EXPLORATION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-60960	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300 Houston, Texas 77060
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 999-9091

Not Applicable
(Former name or former address, if changed since last report)

TRANSMERIDIAN EXPLORATION, INC.

TABLE OF CONTENTS
FOR
CURRENT REPORT ON FORM 8-K

Item 5.	Other Events

Item 7.	Financial Statements and Exhibits

Signature

Item 5.           Other Events

Change in Accounting Policies

Transmeridian Exploration, Inc. (the “Company”) is changing its method of accounting for certain transactions which were recorded in the interim periods of 2002.  The change in accounting policies for these transactions does not affect the audited financial statements for the year ended December 31, 2001.  Attached to this Current Report on Form 8-K are financial statements for the interim periods ended June 30, 2002 and September 30, 2002 which reflect the changes resulting from the new accounting policies.  The effect of the change in accounting policies for the quarter ended March 31, 2002 was not material to the financial statements taken as a whole.  The following discussion presents the background of these transactions and the previous and current accounting policies with regard to each.

Carried Working Interest

As part of the acquisition of its interest in the South Alibek field, the Company granted a carried working interest to an entity whose principal stockholder was instrumental in identifying the opportunity and assisted in negotiating the Company’s initial investment in the field.  The carried working interest comprises 10% of the net revenue interest in the field.  The Company is required to fund all exploration, development and operating expenditures pertaining to the carried working interest and is entitled to receive all revenues attributable to the carried working interest until all of its costs have been recovered.  After the Company recovers all of its investment and operating costs, the carried party will begin receiving its share of oil and gas revenues and paying its share of exploration, development and operating expenses from that time forward.

During 2002, the Company recorded the exploration, development and operating expenditures paid on behalf of the carried working interest as a receivable which is expected to be satisfied from future revenues attributable to the interest.  After further review of the transaction and discussion with its financial and accounting advisors, the Company determined that it would be more appropriate to record these costs as an additional investment in oil and gas properties.  The revenues attributable to the carried interest prior to recovery of the Company’s investment will be recorded as the Company’s oil and gas revenues.  This accounting policy more closely follows authoritative accounting guidance in the oil and gas industry, because the Company bears the initial economic risk of funding the costs associated with the carried interest.

The effect of the change in accounting policy for the carried working interest on the financial statements for the nine month period ended September 30, 2002 was to reduce receivables by $987,533, increase oil and gas properties by $873,960 and increase operating expenses by $113,573 from the amounts previously reported.  For the six month period ended June 30, 2002, the effect was to reduce receivables by $809,650, increase oil and gas properties by $724,272 and increase operating expenses by $85,378.

Drilling Rig Operations

On December 28, 2001, the Company purchased a drilling rig for the purpose of drilling wells on the Company’s property in the South Alibek field.  At the time the Company purchased the drilling rig, it was in storage in South America.  In early 2002, the Company arranged to have the rig transported from South America to Kazakhstan via marine cargo vessel.  In addition, the Company undertook various refurbishments and modifications to the rig to make it suitable for use in the Company’s operations.  The Company contracted with an independent company, Dingo Drilling, Inc. (“Dingo”), which has extensive experience in drilling operations, to operate and manage the Company’s drilling operations in the South Alibek field.  To facilitate this arrangement, the Company leased the drilling rig to Dingo.  Simultaneously, Dingo executed a lease of the rig to the Company’s operating subsidiary in Kazakhstan, Caspi Neft TME.  The amount and timing of the lease payments from Caspi Neft TME to Dingo are substantially the same as the amount and timing of the lease payments from Dingo to Transmeridian Exploration, Inc., with the difference consisting of compensation for Dingo’s management of the drilling operations.

During 2002, the Company recorded the lease payments it received from Dingo as rig rental income and reflected certain of the direct rig operating costs as expenses in its consolidated statements of operations.  After further review of the transaction and discussion with its financial and accounting advisors, the Company determined that it would be more appropriate to eliminate the revenues and expenses attributable to the drilling rig from its consolidated statements of operations and record only the direct costs associated with the drilling rig, including depreciation expense, as part of its costs of drilling the wells.  The Company is not engaged and does not intend to engage in contract drilling as a separate line of business.  Accordingly, the Company concluded that this accounting treatment would better reflect the economic substance of the transaction and provide a more meaningful financial statement presentation.

The effects of the change in accounting policy for drilling rig operations on the statements of operations for the nine month period ended September 30, 2002 and the six month period ended June 30, 2002 and the effect on the balance sheets of the respective periods are reflected in the tables below:

	Nine Months Ended September 30, 2002	Six Months Ended June 30, 2002
Increase (decrease) in statements of operations:
Rig rental income	$(2,086,200)	$(1,380,700)
Transportation expenses	(876,330)	(770,297)
General and administrative expense (a)	(458,872)	(191,438)
Interest expense	(225,499)	(152,435)
Net loss	$(525,499)	$(266,530)

(a) Includes depreciation expense of $383,012 and $122,551, respectively.

	September 30, 2002	June 30, 2002
Increase (decrease) in balance sheet accounts:
Prepaid expenses	$(728,000)	$(728,000)
Due from related party	(272,700)	—
Oil and gas properties	(133,310)	(238,916)
Drilling rig	225,499	152,435
Accumulated depreciation	(383,012)	(122,551)
Unearned revenue	—	(425,400)
Accumulated deficit	(525,499)	(266,530)

Item 7.           Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are attached to this Current Report on Form 8-K:

Balance Sheets as of September 30, 2002, June 30, 2002 and December 31, 2001

Consolidated Statements of Operations for the Nine Month Periods Ended September 30, 2002 and 2001 with Cumulative Total from Inception

Consolidated Statements of Operations for the Six Month Periods Ended June 30, 2002 and 2001 with Cumulative Total from Inception

Consolidated Statements of Cash Flows for the Nine Month Periods Ended September 30, 2002 and 2001 with Cumulative Total from Inception

Consolidated Statements of Cash Flows for the Six Month Periods Ended June 30, 2002 and 2001 with Cumulative Total from Inception

(b) Pro Forma Financial Information

None.

(c) Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION, INC.

Date: February 20, 2003	By:	/s/ Lorrie T. Olivier
Lorrie T. Olivier
Chairman and Chief Executive Officer

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Balance Sheets

(Unaudited)

	September 30, 2002	June 30, 2002	December 31, 2001
	(Restated)	(Restated)
ASSETS
Current assets:
Cash and cash equivalents	$258,031	$68,507	$107,276
Receivables	25,973	18,734	270,112
Prepaid expenses	10,000	10,000	—
Total current assets	294,004	97,241	377,388

Property and equipment:
Oil and gas properties, successful efforts	13,666,006	12,091,858	7,765,565
Drilling rig and equipment	5,824,442	5,648,239	5,300,000
Investment in terminal joint venture	1,670,368	1,662,145	—
Transportation equipment	167,200	122,677	8,321
Office and technology equipment	134,263	110,931	42,403
Total property and equipment	21,462,279	19,635,850	13,116,289
Less accumulated depreciation	41,297	25,014	10,430
Net property and equipment	21,420,982	19,610,836	13,105,859

Debt financing costs	400,000	400,000	400,000
Total assets	$22,114,986	$20,108,077	$13,883,247

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,687,319	$813,675	$1,044,465
Current maturities of long-term debt	621,940	2,277,500	1,431,204
Other current liabilities	197,974	374,349	—
Total current liabilities	2,507,233	3,465,524	2,475,669

Long-term debt, net of current maturities	12,293,765	8,458,743	3,368,796
Redeemable common stock	2,000,000	2,000,000	2,000,000

Stockholders’ equity:
Preferred stock	2	2	62
Common stock	35,488	35,188	33,448
Additional paid-in capital	10,585,201	10,485,501	9,051,981
Deficit accumulated during development stage	(5,306,703)	(4,336,881)	(3,046,709)
Total stockholders’ equity	5,313,988	6,183,810	6,038,782
Total liabilities and stockholders’ equity	$22,114,986	$20,108,077	$13,883,247

These financial statements should be read in conjunction with the Company’s Quarterly Reports on Form 10–QSB for the quarterly periods ended September 30, 2002 and June 30, 2002 and the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2001.

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Operations

For the periods ended September 30, 2002 and 2001

(Unaudited)

	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001	Cumulative Total from Inception to September 30, 2002
	(Restated)		(Restated)

Oil revenues	$—	$51,335	$51,289

Costs and expenses:
Operating expenses	172,370	279,039	661,743
General and administrative expenses (a)	1,408,010	989,618	3,081,311
Total costs and expenses	1,580,380	1,268,657	3,743,054

Operating loss	(1,580,380)	(1,217,322)	(3,691,765)

Other income (expense):
Gain on sale of working interest	—	—	414,146
Interest income	3,911	—	3,911
Start-up costs	—	—	(246,484)
Interest expense (a)	(655,463)	(113,715)	(1,635,178)
Total other income (expense)	(651,552)	(113,715)	(1,463,605)

Net loss	(2,231,932)	(1,331,037)	(5,155,370)

Preferred dividends	(28,062)	(71,016)	(151,333)

Net loss attributable to common shareholders	$(2,259,994)	$(1,402,053)	$(5,306,703)

Basic loss per share	$(0.04)	$(0.02)	$(0.09)

Weighted average shares outstanding	58,652,564	60,617,000	59,647,129

These financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10–QSB for the quarterly period ended September 30, 2002 and the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2001.

(a) Interest expense of $655,463 for the nine month and inception to date periods ended September 30, 2002 has been reclassified from amounts originally reported as general and administrative expenses.

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Operations

For the periods ended June 30, 2002 and 2001

(Unaudited)

	Six Months Ended June 30, 2002	Six Months Ended June 30, 2001	Cumulative Total from Inception to June 30, 2002
	(Restated)		(Restated)

Oil revenues	$—	$51,380	$51,289

Costs and expenses:
Operating expenses	456,635	68,704	946,008
General and administrative expenses (a)	492,027	493,075	2,165,328
Total costs and expenses	948,662	561,779	3,111,336

Operating loss	(948,662)	(510,399)	(3,060,047)

Other income (expense):
Gain on sale of working interest	—	—	414,146
Interest income	3,685	—	3,685
Start-up costs	—	—	(246,484)
Interest expense (a)	(326,590)	(38,785)	(1,306,305)
Total other income (expense)	(322,905)	(38,785)	(1,134,958)

Net loss	(1,271,567)	(549,184)	(4,195,005)

Preferred dividends	(18,606)	(18,760)	(141,876)

Net loss attributable to common shareholders	$(1,290,173)	$(567,944)	$(4,336,881)

Basic loss per share	$(0.02)	$(0.01)	$(0.07)

Weighted average shares outstanding	58,426,029	59,517,000	57,834,171

These financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10–QSB/A for the quarterly period ended June 30, 2002 and the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2001.

(a) Interest expense of $326,590 for the six month and inception to date periods ended June 30, 2002 has been reclassified from amounts originally reported as general and administrative expenses.

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Cash Flows

For the periods ended September 30, 2002 and 2001

(Unaudited)

	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001	Cumulative Total from Inception to September 30, 2002
	(Restated)		(Restated)
Cash flows from operating activities:
Net loss	$(2,231,932)	$(1,331,037)	$(5,155,370)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	30,865	6,423	41,296
Stock issued for services	35,000	76,750	759,680
Gain on sale of working interest	—	—	(414,146)
Increase in receivables	(10,693)	(135,056)	(280,805)
Increase in prepaid expenses	(10,000)	(8,350)	(59,560)
Increase in unpaid amounts to third parties	197,974	—	197,974
Increase in accounts payable and accrued liabilities	1,085,095	118,603	1,656,258
Net cash used in operating activities	(903,691)	(1,272,667)	(3,254,673)

Cash flows from investing activities:
Capital expenditures	(6,691,157)	(1,217,064)	(11,772,045)
Proceeds from the sale of working interest	—	—	614,146
Net cash used in investing activities	(6,691,157)	(1,217,064)	(11,157,899)

Cash flows from financing activities:
Proceeds from long-term debt	9,753,128	462,603	11,963,389
Repayments of long-term debt	(1,837,423)	(105,052)	(2,047,526)
Payment of deferred financing costs	(200,000)	—	(200,000)
Payment of dividends on preferred stock	(70,302)	—	(70,302)
Purchase of treasury stock	—	(660)	(1,320)
Proceeds from sale of treasury stock, net	—	770,660	1,541,320
Proceeds from sale of common stock, net	100,200	1,318,291	4,870,884
Repayment of other financings	—	(385,842)	(1,385,842)
Net cash provided by financing activities	7,745,603	2,060,000	14,670,603

Net increase (decrease) in cash and cash equivalents	150,755	(429,731)	258,031

Cash and cash equivalents, beginning of period	107,276	512,115	—

Cash and cash equivalents, end of period	$258,031	$82,384	$258,031

These financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10–QSB for the quarterly period ended September 30, 2002 and the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2001.

Transmeridian Exploration, Inc. and Subsidiaries

(A Development Stage Company)

Consolidated Statements of Cash Flows

For the periods ended June 30, 2002 and 2001

(Unaudited)

	Six Months Ended June 30, 2002	Six Months Ended June 30, 2001	Cumulative Total from Inception to June 30, 2002
	(Restated)		(Restated)
Cash flows from operating activities:
Net loss	$(1,271,567)	$(549,184)	$(4,195,005)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	14,583	3,364	25,014
Stock issued for services	35,000	—	759,680
Gain on sale of working interest	—	—	(414,146)
Increase in receivables	(3,454)	—	(273,566)
Increase in prepaid expenses	(10,000)	(16,699)	(59,560)
Increase in unpaid amounts to third parties	374,349	—	374,349
Increase (decrease) in accounts payable and accrued liabilities	220,907	(49,549)	792,070
Net cash used in operating activities	(640,182)	(612,068)	(2,991,164)

Cash flows from investing activities:
Capital expenditures	(4,864,728)	(620,415)	(9,945,616)
Proceeds from the sale of working interest	—	—	614,146
Net cash used in investing activities	(4,864,728)	(620,415)	(9,331,470)

Cash flows from financing activities:
Proceeds from long-term debt	7,613,179	215,103	9,823,440
Repayments of long-term debt	(1,876,936)	—	(2,087,039)
Payment of deferred financing costs	(200,000)	—	(200,000)
Payment of dividends on preferred stock	(70,302)	—	(70,302)
Purchase of treasury stock	—	—	(1,320)
Proceeds from sale of treasury stock, net	—	—	1,541,320
Proceeds from sale of common stock, net	200	948,600	4,770,884
Repayment of other financings	—	(385,842)	(1,385,842)
Net cash provided by financing activities	5,466,141	777,861	12,391,141

Net increase (decrease) in cash and cash equivalents	(38,769)	(454,622)	68,507

Cash and cash equivalents, beginning of period	107,276	512,115	—

Cash and cash equivalents, end of period	$68,507	$57,493	$68,507

These financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10–QSB/A for the quarterly period ended June 30, 2002 and the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2001.